Thrivent Variable Annuity Account I
Thrivent Variable Annuity Account II
Thrivent Variable Annuity Account A
Thrivent Variable Annuity Account B
Thrivent Variable Annuity Account C
Thrivent Variable Life Account I
Thrivent Variable Insurance Account A
Thrivent Variable Insurance Account B
Supplement dated February 29, 2024, to the Statutory Prospectus, Initial Summary Prospectus (“ISP”) and Updating Summary Prospectus (“USP”) dated April 30, 2023, with respect to the Thrivent Low Volatility Equity Portfolio and the Thrivent Multidimensional income Portfolio.
Proposed Mergers:
The Board of Directors of Thrivent Series Fund, Inc. has approved the merger of Thrivent Low Volatility Equity Portfolio and Thrivent Multidimensional Income Portfolio (the “Target Portfolios”) into Thrivent Global Stock Portfolio and Thrivent Opportunity Income Plus Portfolio, respectively. The merger is subject to approval by shareholders of the Target Portfolios at a special meeting of shareholders to be held on or about June 27, 2024. The merger, if approved by shareholders, will occur on or about July 26, 2024. The Target portfolios and their corresponding subaccounts will be closed as new investment selections at the end of the day on April 30, 2024. If you already invest in a subaccount corresponding to the Target Portfolios, you can continue to invest in the subaccounts until the merger has been completed.
Please include this Supplement with your Summary Prospectus.
36411A